Shire Pharmaceuticals Group plc
Hampshire International Business Park,
Chineham, Basingstoke RG24 8EP  UK
Tel +44 1256 894000 Fax +44 1256 894708
http://www.shire.com

This message and any accompanying documents are intended only for the use of the individual or entity to which they are addressed and may contain information that is privileged, confidential and exempt from disclosure under applicable law. If the receiver of this message is not the intended recipient or the employee or the agent responsible for delivering the message to the intended recipient, you are hereby warned that any dissemination, distribution or copying of this communication is strictly prohibited. If you have received this communication in error, please contact us by telephone so we can arrange for its return. Thank you.


[COMPANY LOGO]

For immediate release



                         Shire Pharmaceuticals Group plc



Basingstoke, UK - 17 July 01- Shire Pharmaceuticals Group plc (LSE: SHP LN,
NASDAQ: SHPGY; TSE: SHQ CN) today releases historical financial data, in US GAAP format, up to 31 December 2000. This information combines the historical data of Shire Pharmaceuticals Group plc with BioChem Pharma Inc., and is intended to assist the market with the interpretation of the Group's key financial statements following the recent merger.

This information is provided in advance of Shire's results for the second quarter ended 30 June 2001, which will be announced on Monday 23 July 2001 at 12:00 pm (BST) 7:00 am (EST).

A conference call to discuss the historical data will take place today at 4:00 pm BST (11:00 am EST). This call will not refer to current trading or results year to date and future forecasts. Members of the public can listen to the call via web casting by accessing www.shire.com in the investor relations section.

                                       End
--------------------------------------------------------------------------------



For further information please contact:


Clea Rosenfeld                                  +44 (0) 1256 894 000
Gordon Ngan                                     +44 (0) 1256 894 000



Notes to editors

WebCast
Shire Pharmaceuticals Group plc invites you to join the audio webcast that will be broadcast live over the internet on Tuesday 17 July 2001 at 16:00 BST, 17:00 CET & 11:00 EST. For registration of the live event please click on the address below.
http://www.italkservices.com/s.i?t=v&p=15338&i=1

Shire Pharmaceuticals Group plc
Shire is a fast growing international specialty pharmaceutical company with a strategic focus on four therapeutic areas: central nervous system disorders, oncology/haematology, antivirals and biologics.

More details on Shire are available on the Shire website at www.shire.com

THE "SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. The statements in this press release that are not historical facts are forward-looking statements that involve risks and uncertainties, including but not limited to, risks associated with the inherent uncertainty of pharmaceutical research, product development and commercialisation, the impact of competitive products, patents, and other risks and uncertainties, including those detailed from time to time in periodic reports, including the Annual Report filed on Form 10K by Shire with the Securities and Exchange Commission.



                              BASIS OF PREPARATION
--------------------------------------------------------------------------------

The unaudited combined income statements give effect to the merger of Shire and BioChem as a pooling of interests under U.S. GAAP. The results for all periods presented are prepared under U.S. GAAP and are stated in U.S. dollars.

The results for the years ended December 31, 1997, 1998, 1999 and 2000 are prepared from the results on Form 10K for Shire and the unaudited consolidated financial statements of BioChem, as restated in U.S. GAAP.

The results for the four quarters ended December 31, 2000 are prepared from the results on Form 10Q for Shire and the unaudited consolidated financial statements of BioChem, as restated in U.S. GAAP.

Weighted average ordinary shares have been calculated using the exchange ratio of 2.2757, representing the number of ordinary shares issued for each BioChem share under the terms of the merger agreement

Shire Pharmaceuticals Group plc
Hampshire International Business Park,
Chineham, Basingstoke RG24 8EP  UK
Tel +44 1256 894000 Fax +44 1256 894708
http://www.shire.com



Shire Pharmaceuticals Group plc
Unaudited Combined Income Statements
                                               --------------------------------------------------------------------------
All figures are in US$                                 Q1 2000       Q2 2000        Q3 2000       Q4 2000           2000
                                                          $000          $000           $000          $000           $000
                                               --------------------------------------------------------------------------

Product sales                                          115,877       121,363        142,113       140,878        520,231
Licensing & development                                  4,910         4,371          5,063         (197)         14,147
Royalties                                               30,010        33,653         31,890        39,917        135,470
Other                                                      298           176            257           531          1,262
                                               --------------------------------------------------------------------------
Revenue                                                151,095       159,563        179,323       181,129        671,110
Cost of revenues                                      (22,457)      (22,640)       (32,134)      (24,140)      (101,371)
R&D                                                   (38,229)      (39,253)       (44,487)      (33,176)      (155,145)
Selling, general and administrative                   (40,507)      (46,372)       (43,821)      (45,687)      (176,387)
EBITDA                                                  49,902        51,298         58,881        78,126        238,207
Depreciation & amortisation                            (9,259)       (9,411)        (9,375)       (9,943)       (37,988)
                                               --------------------------------------------------------------------------
Operating income                                        40,643        41,887         49,506        68,183        200,219
Interest receivable                                      3,471         4,724          5,064         5,973         19,232
Interest payable                                       (4,414)       (3,974)        (3,275)       (4,750)       (16,413)
Other, net                                               4,614       (1,578)          (564)       (1,291)          1,181
                                               --------------------------------------------------------------------------
Income before taxes, APB 25 & exceptionals              44,314        41,059         50,731        68,115        204,219
Income taxes                                          (10,890)       (9,192)       (11,963)      (15,619)       (47,664)
                                               --------------------------------------------------------------------------
Net income pre APB 25 & exceptionals                    33,424        31,867         38,768        52,496        156,555
Exceptional items                                        2,782        96,635          4,614      (26,945)         77,086
Stock option compensation (APB 25)                    (23,246)         (236)          (206)         1,774       (21,914)
                                               --------------------------------------------------------------------------
Net income                                              12,960       128,266         43,176        27,325        211,727
                                               --------------------------------------------------------------------------

Shire Pharmaceuticals Group plc
Hampshire International Business Park,
Chineham, Basingstoke RG24 8EP  UK
Tel +44 1256 894000 Fax +44 1256 894708
http://www.shire.com


                                                ------------------------------------------------------------------------------
Unaudited                                                Q1 2000        Q2 2000         Q3 2000        Q4 2000           2000
All figures are in US$
                                                ------------------------------------------------------------------------------
EPS  (per ordinary share)
Net income  - basic                                         2.7c          26.6c            8.9c           5.6c          43.8c
Pre APB25 / exceptionals  - basic                           7.0c           6.6c            8.0c          10.8c          32.4c
Pre APB25 / exceptionals  - diluted                         6.8c           6.4c            7.8c          10.6c          31.6c

EPS  (per ADS)
Net income  - basic                                         8.2c          79.8c           26.7c          16.8c         131.5c
Pre APB25 / exceptionals  - basic                          21.0c          19.8c           24.0c          32.3c          97.3c
Pre APB25 / exceptionals  - diluted                        20.3c          19.3c           23.4c          31.7c          94.9c

Ratio Analysis
% to Product Sales
Gross profit                                               80.6%          81.3%           77.4%          82.9%          80.5%
Selling & distribution                                     35.0%          38.2%           30.8%          32.4%          33.9%
% to Total Revenue
Gross margin                                               85.1%          85.8%           82.1%          86.7%          84.9%
S, G & A                                                   26.8%          29.1%           24.4%          25.2%          26.3%
Total R&D                                                  25.3%          24.6%           24.8%          18.3%          23.1%
Total operating expenses                                   67.0%          67.9%           67.2%          56.9%          64.5%
Operating income pre R&D                                   52.2%          50.9%           52.4%          56.0%          53.0%
Operating income                                           26.9%          26.3%           27.6%          37.6%          29.8%
Net income pre APB 25 & exceptionals                       22.1%          20.0%           21.6%          29.0%          23.3%
Net income after APB 25 & exceptionals                      8.6%          80.4%           24.1%          15.1%          31.5%
Effective tax rate                                         24.6%          22.4%           23.6%          22.9%          23.3%

Weighted average no. shares
ADS basic                                            158,938,510    160,744,814     161,802,075    162,345,391    160,963,357
ADS diluted                                          164,682,354    165,458,687     165,678,680    165,659,688    164,897,268

Weighted average no. shares
Ordinary shares basic                                476,815,531    482,234,443     485,406,226    487,036,173    482,890,070
Ordinary shares diluted                              494,047,061    496,376,062  497,036,041       496,979,064    494,691,805

Shire Pharmaceuticals Group plc
Hampshire International Business Park,
Chineham, Basingstoke RG24 8EP  UK
Tel +44 1256 894000 Fax +44 1256 894708
http://www.shire.com


Shire Pharmaceuticals Group plc
Unaudited Combined Income Statements
All figures are in US$
                                                         --------------------------------------------------------------
                                                                     1997          1998            1999           2000
                                                                     $000          $000            $000           $000
                                                         --------------------------------------------------------------

Product sales                                                     183,466       306,683         400,959        520,231
Licensing & development                                            23,022        19,920          14,585         14,147
Royalties                                                          91,272       107,621         119,714        135,470
Other                                                                 896         1,681           1,995          1,262
                                                         --------------------------------------------------------------
Revenue                                                           298,656       435,905         537,253        671,110
Cost of revenues                                                 (74,668)     (102,978)       (103,047)      (101,371)
R&D                                                              (65,836)      (97,966)       (141,112)      (155,145)
Selling, general & administrative                                (93,431)     (122,066)       (148,408)      (176,387)
EBITDA                                                             64,721       112,896         144,687        238,207
Depreciation & amortisation                                      (14,728)      (29,937)        (34,172)       (37,988)
                                                         --------------------------------------------------------------
Operating income                                                   49,993        82,959         110,515        200,219
Interest receivable                                                14,102        15,725          15,957         19,232
Interest payable                                                  (1,334)       (6,648)        (11,644)       (16,413)
Other, net                                                        (2,064)         5,015          18,751          1,181
                                                         --------------------------------------------------------------
Income before taxes, APB 25 & exceptionals                         60,697        97,051         133,579        204,219
Income taxes                                                      (3,080)       (7,665)        (21,663)       (47,664)
                                                         --------------------------------------------------------------
Net income from continuing operations pre APB 25                   57,617        89,386         111,916        156,555
& exceptionals
Loss from discontinued operations, net of tax                       (366)       (2,107)        (12,179)              0
                                                         --------------------------------------------------------------
Net income pre APB 25 & exceptionals                               57,251        87,279          99,737        156,555
Exceptional items                                                (83,087)           220       (135,236)         77,086
Stock option (APB 25)                                             (2,567)       (5,459)        (11,933)       (21,914)
                                                         --------------------------------------------------------------
Net income / (loss)                                              (28,403)        82,040        (47,432)        211,727
                                                         --------------------------------------------------------------


Shire Pharmaceuticals Group plc
Hampshire International Business Park,
Chineham, Basingstoke RG24 8EP  UK
Tel +44 1256 894000 Fax +44 1256 894708
http://www.shire.com


                                                        -----------------------------------------------------------
                                                                  1997          1998           1999           2000
                                                        -----------------------------------------------------------
EPS  (per ordinary share)
Net income / (loss)  - basic                                    (6.6)c         17.1c         (9.8)c          43.8c
Pre APB25 / exceptionals  - basic                                13.3c         18.2c          20.6c          32.4c
Pre APB25 / exceptionals  - diluted                              13.2c         17.7c          20.4c          31.6c

EPS  (per ADS)
Net income / (loss)  - basic                                   (19.8)c         51.2c        (29.4)c         131.5c
Pre APB25 / exceptionals  - basic                                39.8c         54.5c          61.8c          97.3c
Pre APB25 / exceptionals  - diluted                              39.5c         53.0c          61.3c          94.9c

Ratio Analysis
% to Product Sales
Gross profit                                                     59.3%         66.4%          74.3%          80.5%
Selling & distribution                                           50.9%         39.8%          37.0%          33.9%
% to Total Revenue
Gross margin                                                     75.0%         76.4%          80.8%          84.9%
S, G & A                                                         31.3%         28.0%          27.6%          26.3%
Total R&D                                                        22.0%         22.5%          26.3%          23.1%
Total operating expenses                                         78.3%         74.1%          73.1%          64.5%
Operating income pre R&D                                         38.8%         41.5%          46.8%          53.0%
Operating income                                                 16.7%         19.0%          20.6%          29.8%
Net income from continuing operations pre APB25                  19.3%         20.5%          20.8%          23.3%
& exceptionals
Net income / (loss) after APB 25                                 -9.5%         18.8%          -8.8%          31.5%
Effective tax rate                                                5.1%          7.9%          16.2%          23.3%

Weighted average no. shares
ADS basic                                                  143,758,809   160,275,928    161,452,959    160,963,357
ADS diluted                                                145,019,507   164,716,572    162,712,833    164,897,268

Weighted average no. shares
Ordinary shares basic                                      431,276,428   480,827,784    484,358,876    482,890,070
Ordinary shares diluted                                    435,058,521   494,149,715    488,138,499    494,691,805

Shire Pharmaceuticals Group plc
Hampshire International Business Park,
Chineham, Basingstoke RG24 8EP  UK
Tel +44 1256 894000 Fax +44 1256 894708
http://www.shire.com


Shire Pharmaceuticals Group plc
Unaudited Combined Revenue Analysis
All figures are in US$

                              ---------------------------------------------------------------------------------------------------
                                      Q1 2000          Q2 2000             Q3 2000            Q4 2000              2000
                                     Unaudited        Unaudited           Unaudited          Unaudited          Unaudited
                                 % of               % of                % of               % of                % of
                                 Total     $000     Total    $000       Total     $000     Total     $000      Total    $000
                              ---------------------------------------------------------------------------------------------------

Product sales                       77%    115,877     76%    121,263      79%    142,113     78%    140,878      78%    520,231
Licensing & development              3%      4,910      3%      4,371       3%      5,063   -          (197)       2%     14,147
Royalties                           20%     30,010     21%     33,653      18%     31,890      2%     39,917      20%    135,470
Other                             -            298   -            176    -            257   -            531    -          1,262
                              ---------------------------------------------------------------------------------------------------
Revenues                           100%    151,095    100%    159,563     100%    179,323    100%    181,129     100%    671,110
                              ---------------------------------------------------------------------------------------------------



Net Product Sales Data
Adderall                            47%     54,539     37%     44,386      42%     59,906     39%     55,113      41%    213,944
Agrylin                             10%     11,005     15%     18,531       9%     13,716     10%     14,492      11%     57,744
Pentasa                              9%     10,347     11%     13,170      10%     14,384     11%     16,263      10%     54,164
Carbatrol                            5%      5,592      4%      5,291       5%      6,914      6%      7,790       5%     25,587
Calciums                             3%      3,985      4%      4,289       3%      3,936      3%      4,122       3%     16,332
ProAmatine                           3%      3,575      5%      5,869       5%      6,917      5%      7,335       5%     23,696
Dextrostat                           2%      2,312      2%      1,845       2%      2,211      3%      3,766       2%     10,134
OTC                                  5%      5,801      5%      6,635       4%      5,267      4%      5,767       5%     23,470

Others                              16%     18,721     17%     21,347      20%     28,862     19%     26,230      18%     95,160
                              ---------------------------------------------------------------------------------------------------
                                   100%    115,877    100%    121,363     100%    142,113    100%    140,878     100%    520,231
                              ---------------------------------------------------------------------------------------------------


Royalties
3TC                                 90%     27,036     87%     29,399      88%     27,952     86%      34,388     87%    118,775
Zeffix                               8%      2,369      9%      2,936      10%      3,253     10%       4,034     10%     12,588
Other                                2%        605      4%      1,318       2%        685      4%       1,499      3%      4,107
                              ---------------------------------------------------------------------------------------------------
                                   100%     30,010    100%     33,653     100%     31,890    100%      39,917    100%    135,470
                              ---------------------------------------------------------------------------------------------------

Shire Pharmaceuticals Group plc
Hampshire International Business Park,
Chineham, Basingstoke RG24 8EP  UK
Tel +44 1256 894000 Fax +44 1256 894708
http://www.shire.com


Shire Pharmaceuticals Group plc
Unaudited Combined Revenue Analysis
All figures are in US$
                                          ------------------------------------------------------------------------------
                                                          1998                  1999                     2000
                                                        Unaudited             Unaudited                Unaudited
                                                      % of                                           % of
                                                     Total     $000     % of Total     $000          Total     $000
                                          ------------------------------------------------------------------------------

Product sales                                          68%     306,683         75%     400,959        78%       520,231
Licensing & development                                 4%      19,920          3%      14,585         2%        14,147
Royalties                                              24%     107,621         22%     119,714        20%       135,470
Other                                                   4%       1,681     -             1,995     -              1,262
                                          ------------------------------------------------------------------------------
Revenues                                              100%     435,905        100%     537,253       100%       671,110
                                          ------------------------------------------------------------------------------



Net Product Sales Data
Adderall                                               24%      73,980         35%     142,013        41%       213,944
Agrylin                                                 8%      23,729          8%      32,568        11%        57,744
Pentasa                                                11%      33,324         13%      51,847        10%        54,164
Carbatrol                                               2%       5,335          4%      16,034         5%        25,587
Calciums                                                5%      14,608          4%      17,007         3%        16,332
ProAmatine                                              5%      15,413          5%      19,777         5%        23,696
Dextrostat                                              2%       6,000          2%       8,791         2%        10,134
 OTC                                                    8%      25,960          5%      21,328         5%        23,470

Others                                                 35%     108,334         24%      91,594        18%        95,160
                                          ------------------------------------------------------------------------------
                                                      100%     306,683        100%     400,959       100%       520,231
                                          ------------------------------------------------------------------------------


Royalties
3TC                                                    97%     103,924         95%     113,151        87%       118,775
Zeffix                                                  0%           -          2%       2,890        10%        12,588
Other                                                   3%       3,697          3%       3,673         3%         4,107
                                          ------------------------------------------------------------------------------
                                                      100%     107,621        100%     119,714       100%       135,470
                                          ------------------------------------------------------------------------------